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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          -------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                  A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                 -------------------------------------------

             CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
               A TRUSTEE PURSUANT TO SECTION 305(b)(2) ________

                   ----------------------------------------

                            THE CHASE MANHATTAN BANK
               (Exact name of trustee as specified in its charter)

NEW YORK                                                            13-4994650
(State of incorporation                                       (I.R.S. employer
if not a national bank)                                    identification No.)

270 PARK AVENUE
NEW YORK, NEW YORK                                                       10017
(Address of principal executive offices)                            (Zip Code)

                               William H. McDavid
                                 General Counsel
                                 270 Park Avenue
                            New York, New York 10017
                               Tel: (212) 270-2611
            (Name, address and telephone number of agent for service)
                ---------------------------------------------
                         THE BEAR STEARNS COMPANIES INC.
               (Exact name of obligor as specified in its charter)

DELAWARE                                                            13-3286161
(State or other jurisdiction of                               (I.R.S. employer
incorporation or organization)                             identification No.)

245 PARK AVENUE
NEW YORK, NEW YORK                                                       10167
(Address of principal executive offices)                            (Zip Code)

                      ----------------------------------
                                 Debt Securities

                       (Title of the indenture securities)

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


                                     GENERAL

Item 1.     General Information.

            Furnish the following information as to the trustee:

            (a) Name and address of each examining or supervising authority to which it is subject.

                  New York State Banking Department,
                  Suite 2310
                  5 Empire State Plaza
                  Albany, New York 12223

                  Board of Governors of the Federal Reserve System 20th and C Street, NW
                  Washington, D.C., 20551

                  Federal Reserve Bank of New York
                  District No. 2
                  33 Liberty Street
                  New York, N.Y.  10045

                  Federal Deposit Insurance Corporation
                  550 Seventeenth Street NW
                  Washington, D.C.  20429

            (b) Whether it is authorized to exercise corporate trust powers.

                  Yes.

Item 2.     Affiliations with the Obligor.

            If the obligor is an affiliate of the trustee, describe each such affiliation.

            None.

Item 16.    List of Exhibits

            List below all exhibits filed as a part of this Statement of Eligibility.

            1. A copy of the Articles of Association of the Trustee as now in effect, including the Organization Certificate and the Certificates of Amendment dated February 17, 1969, August 31, 1977, December 31, 1980, September 9, 1982, February 28, 1985, December 2, 1991 and July 10, 1996 (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

            2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-

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

50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

            3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

            4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

            5. Not applicable.

            6. The consent of the Trustee required by Section 321(b) of the Act (see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

            7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

            8. Not applicable.

            9. Not applicable.

                                    SIGNATURE

            Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, The Chase Manhattan Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 16th day of July, 1999.

                                       THE CHASE MANHATTAN BANK

                                       By:  /s/ Natalia Rodriguez
                                          ------------------------------------
                                          Natalia Rodriguez
                                          Trust Officer

                              Exhibit 7 to Form T-1

                                Bank Call Notice

                             RESERVE DISTRICT NO. 2
                       CONSOLIDATED REPORT OF CONDITION OF

                            The Chase Manhattan Bank
                  of 270 Park Avenue, New York, New York 10017
                     and Foreign and Domestic Subsidiaries,
                     a member of the Federal Reserve System,

        at the close of business December 31, 1998, in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                DOLLAR AMOUNTS
                           ASSETS                                IN MILLIONS

Cash and balances due from depository institutions:

   Noninterest-bearing balances and currency and coin......        $13,915
   Interest-bearing balances ..............................          7,805
Securities:
Held to maturity securities................................          1,429
Available for sale securities..............................         56,327
Federal funds sold and securities purchased under agreements
   to resell...............................................         21,733
   Loans and lease financing receivables:
   Loans and leases, net of unearned income      $131,095
   Less: Allowance for loan and lease losses        2,711
   Less: Allocated transfer risk reserve                0
   Loans and leases, net of unearned income,      -------
   allowance, and reserve..................................        128,384
Trading Assets ............................................         48,949
Premises and fixed assets (including capitalized leases)...          3,095
Other real estate owned ...................................            239
Investments in unconsolidated subsidiaries and
   associated companies....................................            199
Customers' liability to this bank on acceptances outstanding         1,209
Intangible assets .........................................          2,081
Other assets ..............................................         11,352
                                                                  --------

TOTAL ASSETS ..............................................       $296,717
                                                                  ========

                                      -4-

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                           LIABILITIES

Deposits

   In domestic offices ....................................       $105,879
   Noninterest-bearing                           $39,175
   Interest-bearing                               66,704
   In foreign offices, Edge and Agreement,        ------
   subsidiaries and IBF's..................................         79,294
   Noninterest-bearing                          $ 4,082
   Interest-bearing                              75,212

Federal funds purchased and securities sold under agreements
to repurchase..............................................         32,546
Demand notes issued to the U.S. Treasury ..................            629
Trading liabilities .......................................         36,807

Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases):

   With a remaining maturity of one year or less ..........          4,478
   With a remaining maturity of more than one year
   through three years.....................................            213
   With a remaining maturity of more than three years......            115
Bank's liability on acceptances executed and outstanding...          1,209
Subordinated notes and debentures .........................          5,408
Other liabilities .........................................         10,855

TOTAL LIABILITIES .........................................        277,433
                                                                   -------


                          EQUITY CAPITAL

Perpetual preferred stock and related surplus..............              0
Common stock ..............................................          1,211
Surplus (exclude all surplus related to preferred stock)...         11,016
Undivided profits and capital reserves ....................          6,762
Net unrealized holding gains (losses) on available-for-sale
securities.................................................            279
Cumulative foreign currency translation adjustments .......             16

TOTAL EQUITY CAPITAL ......................................         19,284
                                                                    ------

TOTAL LIABILITIES AND EQUITY CAPITAL ......................       $296,717
                                                                  ========

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

            I, Joseph L. Sclafani, E.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                               JOSEPH L. SCLAFANI

            We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

                              WALTER V. SHIPLEY          )
                              THOMAS G. LABRECQUE        )  DIRECTORS
                              WILLIAM B. HARRISON, JR.   )


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